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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported):           May 24, 2006

                         Halo Technology Holdings, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

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

         Nevada                         000-33197                 88-0467845
----------------------------           ------------          -------------------
(State or other jurisdiction            Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


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
    200 Railroad Avenue, Greenwich,
            Connecticut                                                 06830
---------------------------------------                              -----------
(Address of principal executive offices)                              (Zip Code)
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 Registrant's telephone number, including area code:     (203) 422-2950

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS


     On May 24, 2006, Halo Technology Holdings, Inc. ("Halo"), UCA Merger Sub, Inc., a wholly-owned subsidiary of Halo ("Merger Sub") and Unify Corporation ("Unify") entered into Amendment No. 1 to the Merger Agreement, which amendment amends that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 14, 2006, by and among Halo, Merger Sub and Unify. The amendment clarifies that it is a condition to the closing under the Merger Agreement that the parties receive opinions from counsel to Unify and tax counsel to Halo, dated as of the date the Registration Statement (as defined in the Merger Agreement) is declared effective, to the effect that the Merger will constitute a reorganization under the provisions of Section 368(a) of the Code.


     The descriptions of the Merger Agreement and Amendment No. 1 to the Merger Agreement are qualified in their entirety by reference to the Merger Agreement, which was previously filed as Exhibit 10.118 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 20, 2006, and to Amendment No. 1 to the Merger Agreement attached as Exhibit 10.123 hereto and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits


10.123 Amendment No. 1 to Agreement and Plan of Merger, dated as of May 24, 2006, among Halo Technology Holdings, Inc., UCA Merger Sub, Inc. and Unify Corporation.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Halo Technology Holdings, Inc.

May 24, 2006                                By: /s/ Ernest C. Mysogland
                                                --------------------------------
                                               Name: Ernest C. Mysogland
                                               Title: Executive Vice President